NOTE PURCHASE AGREEMENT

This Note Purchase Agreement, dated as of November 18, 2008, (this “Agreement”) is entered into by and among Organic To Go Food Corporation, a Delaware corporation (the “Company”), and W.Health L.P., a limited partnership organized under the laws of the Bahamas (the “Investor”).

RECITALS

WHEREAS, on the terms and subject to the conditions set forth herein, the Investor is willing to purchase from the Company, and the Company is willing to sell to the Investor, a secured promissory note in the principal amount of $3,000,000 in substantially the form attached hereto as Exhibit A hereto (the “Note”); and

WHEREAS, in connection with the sale of the Note the Company shall enter into a security agreement granting a security interest in all of the Company’s tangible and intangible assets, including, but not limited to, the Company’s intellectual property rights, to the Investor, in substantially the form attached hereto as Exhibit B (the “Security Agreement”, and together with this Agreement and the Note, the “Transaction Documents”); and the Security Agreement shall also secure the repayment of that certain loan (principal and interest) made by the Investor to the Company pursuant to a Note and Warrant Purchase Agreement, dated as of June 1, 2008, by and between the Company and the Investor (the “Note and Warrant Purchase Agreement”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Note.

(a) Issuance of the Note. At the Closing (as defined below), the Company agrees to issue and sell to the Investor, and, subject to all of the terms and conditions hereof, the Investor agrees to purchase the Note

2. Procedure.

(a) Delivery. The Closing (the “Closing”) shall occur within nine (9) Business Days (as defined below) following the date of this Agreement (the “Closing Date”). At the Closing, the Company will deliver to the Investor the Note against receipt by the Company of $3,000,000 (the “Purchase Price”), in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company. The Note will be registered in the Investor’s name in the Company’s records. “Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday in the United States or in Switzerland, or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(b) Use of Proceeds. The proceeds of the sale and issuance of the Note shall be used solely for general working capital approved by the Company’s Board of Directors.

3. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investor:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries (as defined below) other than as specified in all reports required to be filed by it under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports”). Except as disclosed in Schedule 2(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens (as defined below), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. “Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind. “Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

(b) Organization and Qualification. The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document (as defined below).

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required by state securities laws, (ii) filings required in accordance with Section 5(e), (iii) filings required pursuant to the Security Agreement and (iv) those that have been made or obtained prior to the date of this Agreement.

(f) Omitted

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), reserved for issuance under the Company’s various option and incentive plans, is specified in the SEC Reports. Except as specified in the SEC Reports and as disclosed in Schedule 2(g), no securities of the Company are entitled to preemptive or similar rights, and no Person (as defined below) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports and except as set forth on Schedule 2(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Note will not, immediately or with the passage of time, obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company or Subsidiary securities to adjust the exercise, conversion, exchange or reset price under such securities. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(h) SEC Reports; Financial Statements. Except as set forth on Schedule 2(h), the Company has filed all SEC Reports required to be filed by it on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since January 1, 2008, the Company has not received any material correspondence from the SEC or any Trading Market (as defined below) concerning the SEC Reports. The financial statements of the Company and any Subsidiary included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

(i) Press Releases. The press releases disseminated by the Company since January 1, 2008, taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(j) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports and except as disclosed on Schedule 2(j), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has entered into any material contract, agreement or other transaction that is not in the ordinary course of business, (iii) neither the Company nor any Subsidiary has incurred any liabilities or obligations (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, and (C) liabilities not exceeding in the aggregate $200,000; (iv) neither the Company nor any Subsidiary has altered its method of accounting or the identity of its auditors, (v) neither the Company nor any Subsidiary has declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (vi) neither the Company nor any Subsidiary has issued any equity securities to any officer, director or Affiliate (as defined below), except pursuant to existing stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

(k) Litigation. Except as set forth on Schedule 2(k), there is no Action (as defined below) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the SEC involving the Company, any Subsidiary or any current or former director or officer of the Company (in his or her capacity as such). The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. “Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

(l) Labor Relations. Except as set forth on Schedule 2(l), no material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary.

(m) Compliance. Except as set forth on Schedule 2(m), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

(o) Title to Assets. Except as set forth on Schedule 2(o), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(p) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as set forth on Schedule 2(p), neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company is the named beneficiary of a key-man life insurance policy with respect to its Chief Executive Officer for a coverage amount of no less than $1,000,000. The Company has a directors and officers liability insurance policy with respect to the Company’s Board of Directors for a coverage amount of no less than $5,000,000. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries’ respective lines of business.

(r) Transactions With Affiliates and Employees. Except as set forth in or otherwise not required to be disclosed in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(s) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company’s most recently ended fiscal quarter or fiscal year-end (such date, the “Evaluation Date”). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308T of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(t) Continuing Operations. Based on the financial condition of the Company and each Subsidiary as of the Closing Date (and assuming that the Closing shall have occurred), the Company and each Subsidiary shall have sufficient capital to carry on its business through the Maturity Date (as defined in the Note) as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company and each Subsidiary, and projected capital requirements and capital availability thereof.

(u) Certain Fees. Except as described in Schedule 2(u), no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of the Investor) made by or on behalf of other Person for fees of a type contemplated in this Section 3(u) that may be due in connection with the transactions contemplated by this Agreement.

(v) Certain Registration Matters. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Note by the Company to the Investor under the Transaction Documents. The Company is eligible to register its Common Stock for resale by the Investor under Form S-1 promulgated under the Securities Act. Except as specified in the SEC Reports and except as set forth on Schedule 2(v), neither the Company nor any Subsidiary has granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied.

(w) Listing and Maintenance Requirements. Except as specified in the SEC Reports, the Company has not, since January 1, 2008, received notice from any Trading Market to the effect that the Company is not in compliance with the listing, quoting or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing, quoting or maintenance requirements for continued listing or quoting of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted. The issuance and sale of the Note under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Investor the Note contemplated by Transaction Documents.

(x) Investment Company. The Company and each Subsidiary is not, and is not an Affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y) Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Note and the Investor’s ownership of the Note.

(z) No Additional Agreements. The Company does not have any agreement or understanding with the Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(aa) Consultation with Auditors. The Company and each Subsidiary has consulted its independent auditors concerning the accounting treatment of the transactions contemplated by the Transaction Documents, and in connection therewith has furnished such auditors complete copies of the Transaction Documents.

(bb) Foreign Corrupt Practices Act. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any agent or other person acting on behalf of any of the Company or any Subsidiary, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Note, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on their behalf of which the Company is aware) which is in violation of law, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(cc) PFIC. Neither the Company nor any Subsidiary is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(dd) OFAC. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Note, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ee) Money Laundering Laws. The operations of each of the Company and any Subsidiary are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ff) Dependence on Major Customers. No single customer of the Company or any of its Subsidiaries accounted for more than 10% of the Company’s or any of its Subsidiaries’ total sales during the calendar year of 2007.

(gg) Disclosure. All disclosure provided to the Investor regarding the Company (including each Subsidiary), its and any Subsidiary’s business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

(a) This Agreement is made by the Company with the Investor who is a Non-U.S. Person in reliance upon such Non-U.S. Person’s representations, warranties and covenants made in this Section 4.

(b) Such Non-U.S. Person has been advised and acknowledges that (i) the Note has not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country; (ii) in issuing and selling the Note to such Non-U.S. Person pursuant hereto, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Securities Act; (iii) it is a condition to the availability of the Regulation S “safe harbor” that the Note not be offered or sold in the United States or to a U.S. Person until the expiration of a period of six (6) months following the Closing Date; (iv) notwithstanding the foregoing, prior to the expiration of six (6) months after the Closing (the “Restricted Period”), the Note may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. Person, the Note is offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. Person.

(c) As used in this Agreement, the term “United States” means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, the term “U.S. Person” means: (i) a natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; or (viii) a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts, and the term “Non-U.S. Person” means any person who is not a U.S. Person or is deemed not to be a U.S. Person under Rule 902(k)(2) of the Securities Act.

(d) Such Non-U.S. Person agrees that with respect to the Note until the expiration of the Restricted Period: (i) such Non-U.S. Person, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell the Note, or any beneficial interest therein in the United States or to or for the account of a U.S. Person during the Restricted Period; (ii) notwithstanding the foregoing, prior to the expiration of the Restricted Period, the Note may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. Person, the Note is offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. Person; and (iii) such Non-U.S. Person shall not engage in hedging transactions with regard to the Note unless in compliance with the Securities Act. The foregoing restrictions are binding upon subsequent transferees of the Note, except for transferees pursuant to an effective registration statement. Such Non-U.S. Person agrees that after the Restricted Period, the Note may be offered or sold within the United States or to or for the account of a U.S. Person only pursuant to applicable securities laws.

(e) Such Non-U.S. Person has not engaged, nor is it aware that any party has engaged, and such Non-U.S. Person will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Note.

(f) Such Non-U.S. Person: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not a U.S. Person and is not acquiring the Note for the account or benefit of any U.S. Person; and (iii) at the time of the Closing Date, the Non-U.S. Person or persons acting on Non-U.S. Person’s behalf in connection therewith will be located outside the United States.

(g) At the time of offering to such Non-U.S. Person and communication of such Non-U.S. Person’s order to purchase the Note and at the time of such Non-U.S. Person’s execution of this Agreement, the Non-U.S. Person or persons acting on Non-U.S. Person’s behalf in connection therewith were located outside the United States.

(h) Such Non-U.S. Person is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

(i) Such Non-U.S. Person acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this Section 4 and shall transfer the Note on the books of the Company only to the extent consistent therewith. In particular, such Non-U.S. Person acknowledges that the Company shall refuse to register any transfer of the Note not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

(j) The Investor understands and agrees that the Note being issued hereunder shall bear the legend set forth on the form attached hereto as Exhibit A, until (i) the Note is registered under the Securities Act pursuant to a registration statement that has been declared effective or (ii) in the opinion of counsel reasonably acceptable to the Company, the Note may be sold without registration under the Securities Act as well as any applicable “Blue Sky” or state securities laws.

(k) The Investor hereby represents that the Investor is satisfied as to the full observance of the laws of such Investor’s jurisdiction in connection with any invitation to subscribe for the Note, including (i) the legal requirements within such Investor’s jurisdiction for the purchase of the Note, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Note. Such Investor’s subscription and payment for, and such Investor’s continued beneficial ownership of, the Note, will not violate any applicable securities or other laws of such Investor’s jurisdiction.

(l) The Investor has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(m) The information in the “Investor Questionnaire,” attached hereto as Exhibit C, completed and executed by the Investor (the “Investor Questionnaire”) is accurate and true in all material respects.

(n) The Investor is not relying on the Company or its Affiliates with respect to economic considerations involved in this investment.

(o) The Investor understands and agrees that the Investor must bear the economic risk of the Investor’s purchase because, among other reasons, the Note has not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.

(p) No representations or warranties have been made to the Investor by the Company or any of its officers, employees, agents, Affiliates or subsidiaries, other than any representations of the Company contained herein, and in subscribing for the Note the Investor is not relying upon any representations other than any contained herein; provided that nothing contained herein shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein.

(q) The Investor understands and acknowledges that the Investor’s purchase of the Note is a speculative investment that involves a high degree of risk and the potential loss of the Investor’s entire investment.

(r) Neither the SEC nor any state securities commission has approved the Note, or passed upon or endorsed the merits of this offering or confirmed the accuracy or determined the adequacy of any information provided to the Investor by the Company.

(s) The Investor and the Investor’s advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the reasonable satisfaction of the Investor and the Investor’s advisors, if any.

(t) The Investor is unaware of, is in no way relying on, and did not become aware of the offering through or as a result of, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Note and is not subscribing for the Note and did not become aware of the offering of the Note through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor in connection with investments in securities generally.

(u) The Investor has not engaged any placement agent, financial advisor or broker, which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby and, in turn, to be paid to other selected dealers.

(v) The foregoing representations, warranties and agreements shall survive the Closing.

5. Other Agreements of the Parties.

(a)  The Note may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Note other than pursuant to an effective registration statement, to the Company, to an Affiliate of the Investor or in connection with a pledge as contemplated in Section 5(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Note under the Securities Act.

(b) The Company acknowledges and agrees that the Investor may from time to time pledge, and/or grant a security interest in some or all of the Note pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer the pledged or secured Note to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the Note may reasonably request in connection with a pledge or transfer of the Note.

(c) As long as the Investor owns the Note, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Investor owns the Note, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144 such information as is required for the Investor to sell the Note under Rule 144. The Company further covenants that it will take such further action as any holder of the Note may reasonably request, all to the extent required from time to time to enable such Person to sell the Note without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

(d) The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Note in a manner that would require the registration under the Securities Act of the sale of the Note to the Investor, or that would be integrated with the offer or sale of the Note for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the Note to the Investor.

(e) By 9:00 a.m. (New York time) four (4) Trading Days following the execution of this Agreement, and by 9:00 a.m. (New York time) four (4) Trading Days following the Closing Date, the Company shall issue press releases disclosing the transactions contemplated hereby and the Closing. Within four (4) Trading Days following the execution of this Agreement, the Company will file a current report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents), and within four (4) Trading Days following the Closing Date the Company will file an additional current report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the SEC and the Trading Market on which the Common Stock is quoted or listed in connection with the Transaction Documents.

(f) In addition to the indemnity provided in any other Transaction Document, the Company will indemnify and hold the Investor and its directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

(g)  The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(h) Prior to the Closing, Company will not, without the Investor's prior written consent: (i) change the nature of its business; (ii) issue any equity, equity securities (other than stock options issued pursuant to Company’s stock option plan in the ordinary course of business) or debt in any form; (iii) divest, acquire, change the structure of its assets or otherwise decrease the value of its assets; or (iv) enter into any collaboration, partnership, distribution or other agreement binding Company to any future payments, services or other contractual obligations exceeding in value $250,000 (other than certain acquisitions contemplated by Company which have been previously disclosed to the Investor).

(i) The Company will keep the existence and content of its negotiations with the Investor, including the terms of the Transaction Documents, confidential and will not disclose to any third party any information relating to the transactions hereunder, except to its employees, shareholders, Affiliates, counsel or consultants, who will each be bound by confidentiality agreements and who will have a ‘need to know’, and except as required by law. Except as required by applicable law, the Company will make no public statement, press release, or other announcement with respect to the transactions hereunder, without the Investor’s prior written approval. The Investor will maintain all confidential information it obtains from the Company in accordance with the provisions of that certain Confidentiality Agreement, dated as of December 26, 2007, by and among the Investor and the Company. Notwithstanding the foregoing, any activities undertaken by the Investor on behalf of the Company, such as discussions with potential investors or strategic partners, will not be deemed to be a breach of the Investor’s confidentiality obligations.

(j) The Investor and the Company agree not to engage in any activities designed to manipulate the trading price of the Common Stock.

6. Conditions to Closing of the Investor. The Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Investor:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 3 shall have been true and correct when made, and shall be true and correct on the Closing Date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Transaction Documents. The Company shall have duly executed and delivered to the Investor the following Transaction Documents:

(i) this Agreement;

(ii) the Note issued in accordance with Section 2; and

(iii) the Security Agreement, as well as all ancillary documents required in order to perfect the registration of the lien contemplated by the Security Agreement.

(e) Officer’s Certificate. The Company shall have delivered to the Investor a certificate of the Company, dated as of the Closing Date, signed by the Chief Executive Officer of the Company, confirming that since the date of execution of this Agreement, no event or series of events have occurred that reasonably could have or result in a Material Adverse Effect;

(f) Legal Opinion. The Company shall have delivered to the Investor a legal opinion of Loeb & Loeb LLP, in agreed form, addressed to the Investor and a legal opinion of Carr McClellan Ingersoll Thompson & Horn Professional Law Corporation, in agreed form, addressed to the Investor;

(g) Good Standing Certificate. The Company shall have delivered to the Investor good standing certificates from (a) the State of Delaware and (b) the State of Washington, dated as of no more than three (3) Business Days prior to the Closing Date, certifying that the Company is in good standing and qualified to do business in these jurisdictions;

(h) Secretary’s Certificate. At the Closing, the Company shall have delivered to the Investor a certificate duly executed by the Secretary of the Company, having attached thereto and certified resolutions approved by the Board of Directors of the Company authorizing the transactions contemplated hereunder;

(i) Waivers. The Company shall have delivered to the Investor validly executed waivers of preemptive rights or any other rights that the stockholders of the Company may have in connection with this Agreement and the transaction contemplated hereunder, in a form reasonably suitable to the Investor; and

(j) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed or quoted for trading on a Trading Market.

7. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Note at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties. The representations and warranties made by the Investor in Section 4 shall be true and correct when made, and shall be true and correct on the Closing Date;

(b) Performance. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing Date;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Transaction Documents. At the Closing, the Investor shall have duly executed and delivered to the Company this Agreement and the Security Agreement; and

(e) Purchase Price. The Investor shall have delivered to the Company the Purchase Price in accordance with Section 2.

8. Event of Defaults. If any of the following events (each, an “Event of Default”) shall occur:

(a) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

(b) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 days of commencement; or

(c) Material Breach. The Company shall breach any term of this Agreement, any of the Transaction Documents or any other agreement or instrument executed in connection therewith, which, individually or in the aggregate, materially and adversely affects any of the Investor’s rights under this Agreement or any of the Transaction Documents, and as to any breach that is capable of cure, the Company fails to cure such breach within fifteen (15) days after the Investor provides written notice to the Company of such breach; or

(d) Exit Event. Upon the occurrence of any of the following events: (i) a merger or consolidation or other change of control involving the Company, other than a merger or consolidation involving the Company or a subsidiary in which the capital stock of the Company outstanding immediately prior to such transaction continues to represent, or is converted into or exchanged for, capital stock that represents, immediately following such transaction, at least a majority by voting power of the capital stock of (A) the surviving or resulting company or (B) if the surviving or resulting company is a wholly-owned subsidiary of another company immediately following such merger or consolidation, the parent company of such surviving or resulting company; (ii) a sale of a majority of the then outstanding common stock in the Company on an as converted basis; or (iii) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company; or

(e) Exclusivity Violation. There is an Exclusivity Violation (as defined in the term sheet to be signed by the parties to this Agreement contemporaneously with this Agreement) and the Company fails to pay to the Investor the principal balance of the Note plus accrued and unpaid interest within five (5) Business Days following the date of the Exclusivity Violation.

Then, upon the written consent of the Investor and in any such event and at any time thereafter if such Event of Default or any other Event of Default shall have not been waived by the Investor, the Investor may declare by notice to the Company this Note and the other notes issued pursuant to the Note and Warrant Purchase Agreement (together with the Note, the “Notes”) due and payable, upon which an amount equal to the aggregate principal amount of the Notes and any accrued interest and any other amounts owing under the Notes, immediately shall be due and payable, and the same shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived.

9. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Investor.

(b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

(c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d) Successors and Assigns. Subject to the restrictions on transfer described in Sections 9(e) and 9(f) below, the rights and obligations of the Company and the Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e) Registration, Transfer and Replacement of the Note. The Note issuable under this Agreement shall be registered in the records of the Company. The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Note. Prior to presentation of the Note for registration of transfer, the Company shall treat the Person in whose name the Note is registered as the owner and holder of the Note for all purposes whatsoever, whether or not the Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the restrictions on or conditions to transfer set forth in this Agreement or in the Note, the holder of the Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s principal executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount, in the aggregate, as the principal amount of the Note so surrendered. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the principal amount of the Note and dated the date of the Note.

(f) Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company.

(g) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and the Investor and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(h) Notices. All notices and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given:

(i) in the case of hand delivery to the address set forth below, on the next Business Day after delivery;

(ii) in the case of delivery by an internationally recognized overnight courier to the address set forth below, freight prepaid, on the next Business Day after delivery and signed receipt by the recipient; and

(iii) in the case of a notice sent by facsimile transmission to the number and addressed as set forth below, on the next Business Day after delivery, if receipt of such facsimile transmission is confirmed.

For all notices given pursuant to one of the methods listed above, a copy of the notice should also be sent by email to the email address set forth below.

Contact details:

If to Investor:

Address for notices being delivered by hand/courier:

c/o Inventages Whealth Management Inc.
Winterbotham Place, Marlborough & Queen Streets
P. O. Box N-3026
Nassau, The Bahamas, Attn: Dr. Gunnar Weikert

Always with a copy to: IVC SA, Route de Coppet 26A, 1291 - Commugny,  Switzerland, Attn: Dr. Bogdan von Rueckmann

Always with a copy to:  weikert@inventages.com and  portfolio@inventages.com

Number for notices being delivered by facsimile transmission:

To: IVC SA, Attn: Dr. Bogdan von Rueckmann, at: +41 21 823 0001

Always with a copy to: weikert@inventages.com and  portfolio@inventages.com

If to the Company:

Address for notices being delivered by hand/courier:

Organic To Go Food Corporation
3317 Third Avenue South
Seattle, Washington 98134
Attn: Chief Financial Officer

Always with a copy to:

Loeb & Loeb LLP
10100 Santa Monica Boulevard
Suite 2200
Los Angeles, California 90067
Attention: Lawrence Venick, Esq.

Number for notices being delivered by facsimile transmission:

To: Organic To Go Food Corporation, Attn: Chief Financial Officer, at: +1  206 299 3707

Always with a copy to: Loeb & Loeb LLP, Attn: Lawrence Venick, Esq, at:  +1 310 282 2200

A party may change or supplement the contact details for service of any notice pursuant to this Agreement, or designate additional addresses, facsimile numbers and email addresses for the purposes of this Section 9(h) by giving the other parties written notice of the new contact details in the manner set forth above.

(i) Arbitration. Each party agrees that any dispute, controversy, or claim arising in relation to this Agreement, including with regard to its validity, invalidity, breach, enforcement or termination, shall be resolved by binding arbitration in London, England, in accordance with the rules of arbitration which are in force in the United Kingdom on the date when the notice of arbitration is submitted. The arbitrability of such dispute, claim or controversy shall also be determined in such arbitration. Such arbitration proceeding shall be conducted in the English language before one (1) arbitrator agreed to by the parties. Both the foregoing agreement of the parties to arbitrate any and all such disputes, claims and controversies, and the results, determinations, findings, judgments and/or awards rendered through any such arbitration shall be final and binding on the parties hereto and may be specifically enforced by legal proceedings.

(j) Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents; provided, however, that the Company shall pay up to $25,000 in reasonable legal expenses incurred by the Investor.

(k) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(l) Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that no trustee, officer, investment vehicle, investor, shareholder or holder of shares of beneficial interest of the Investor shall be personally liable for any liabilities of the Investor.

(m) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

[Signature Page Follows]

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

ORGANIC TO GO FOOD CORPORATION
a Delaware corporation

By:_________________________________
Name: Jason Brown
Title: Chief Executive Officer

INVESTOR:

W.HEALTH L.P.

By: _________________________________

Dr. Gunnar Weikert

Director, Inventages Whealth Management, Inc., as General Partner of W.Health L.P.

By: __________________________________

Dr. Wolfgang Reichenberger
Director, Inventages Whealth Management, Inc., as General Partner of W.Health L.P.

[Signature page for Note Purchase Agreement]

DISCLOSURE SCHEDULE

Exhibit A

Form of Note

Exhibit B

Security Agreement

Exhibit C

Investor Questionnaire

Organic To Go Food Corporation (the “Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of U.S. securities laws.

Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under U.S. securities laws.

Investor:
Exact name as it should appear on the Note. If the name is a “nominee name,” please so state and in addition, provide the name of the legal owner.
Address

Address for securityholder records. All notices and mailings will be made to this address. Indicate, if appropriate, the person at that address to whose attention the mailing should be directed.

1.    Representations, Warranties and Agreements. In order for the Company to offer the Note (the “Note”) in conformance with Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the following information must be obtained. (For purposes of answering the following questions, the term “United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.)

(a) Please initial the blank that correctly responds to the following statement: The undersigned is not purchasing the Note for the account or benefit of any person, entity, group or organization that resides in the United States or has a place of business in the United States.

_____ True

_____ False

(b) Please initial the blank that correctly responds to the following statement: (i) the undersigned did not receive an offer to subscribe for the Note in the United States (as defined above); and (ii) this Investor Suitability Questionnaire (“Questionnaire”) is being executed and entered into outside of the United States (as defined above).

_____ True

_____ False

(c) The undersigned agrees to transfer the Note only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. Any transfer in violation of the preceding sentence will be null and void and the Company will not recognize any such attempted transfer. The undersigned acknowledges that the Note is characterized as a “restricted security” under U.S. federal securities laws and may be resold without registration under the Securities Act only in certain limited circumstances. Additionally, the Note may be subject to certain contractual limitations on transferability.

_____ True

_____ False

Indicate the form of entity of the undersigned:

Individual
Corporation
Limited Partnership
General Partnership
Limited Liability Company
Trust
Other form of organization (indicate form of organization):

The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of the closing (the “Closing”) of any sale of the Note to the undersigned and shall survive such date. If in any respect such representations and warranties shall not be true and accurate prior to Closing, the undersigned shall give immediate notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

2.    Indemnification. The undersigned understands the meaning and legal consequences of the representations and warranties made by the undersigned herein, and that the Company is relying on such representations and warranties in making its determination to accept or reject the undersigned’s offer to purchase the Note in this offering. The undersigned hereby agrees to indemnify and hold harmless the Company and each director, officer, employee or agent thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the undersigned contained in this Questionnaire.

3.    Survival of Representations, Warranties and Agreements. All representations, warranties and agreements contained herein or made in writing by or on behalf of the undersigned in connection with the transactions contemplated hereby shall survive the Closing of any sale of the Note by the Company to the undersigned.

4.    Headings. The headings in this Questionnaire are for convenience of reference, and shall not by themselves determine the meaning of this Questionnaire or of any part hereof.

CORPORATIONS, PARTNERSHIPS, LLCs, TRUSTS AND OTHER ENTITIES

Date: November __, 2008

NAME OF ENTITY

BY (Signature)

PRINT NAME

TITLE

PRINCIPAL PLACE OF BUSINESS:

NUMBER AND STREET

CITY/PROVINCE/COUNTRY/POSTAL CODE

TELEPHONE NUMBER

FAX NUMBER